UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): October 18, 2007

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 18, 2007, First Merchants Corporation issued a press release to report its financial results for the third quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K,  including  Exhibit No.
99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated October 18, 2007, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By: /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  October 18, 2007

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description
-----------             -----------
    99.1                Press Release, dated October 18, 2007, issued by
                        First Merchants Corporation.

                           First Merchants Corporation

                                Exhibit No. 99.1

                      Press Release, dated October 18, 2007

N / E / W / S     R / E / L / E / A / S / E

October 18, 2007

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported third quarter 2007 earnings per share of $.46, a 9.5 percent increase over $.42 earned in the third quarter of 2006. Net income for the quarter totaled $8,350,000 for the quarter compared to $7,739,000 in 2006.

Year-to-date earnings per share totaled $1.22 for the nine months ended September 30, 2007 equaling the same total for 2006. Included in the year-to-date results are two strategic non-recurring expenses as detailed in our second quarter earnings release totaling $.08 per share.

Third quarter net interest margin totaled 3.52 percent, a decrease of 14 basis points from 2006. Total assets equaled $3.75 billion at quarter-end, an increase of $282 million, or 8.1 percent, over September 30, 2006. Loans and investments, the Corporation's primary earning assets, totaled $3.35 billion, an increase of $235 million, or 7.5 percent, over the same period last year.

Year-to-date net interest margin totaled 3.51 percent, a 27 basis point decline from the prior year total of 3.78 percent. The decline is significant, however, the Corporation's net interest margin has stabilized in a range of 3.50 percent to 3.54 percent over the last four quarters.

Third quarter non-interest income increased by $2,013,000, or 22.8 percent throughout a variety of categories. All line items produced increases ranging from a low of 6.1 percent to a high of 51.9 percent. Other income also increased by $585,000 resulting from the sale of two real estate properties.

Year-to-date non-interest income has improved by $4,575,000, or 17.7 percent through September as service charges on deposits increased by $963,000, earnings on cash surrender value of bank-owned life insurance increased by $891,000, other customer fees increased by $663,000, insurance commission increased by $661,000 and fiduciary activities increased by $515,000.

Operating expenses increased by $1 million or 4.4 percent during the third quarter while year-to-date operating expense, absent the $1.8 million in charges related to the Corporations debt refinance and expenses related to operational conversions of $771,000, increased by $2.8 million, or 3.8 percent.

The provision for loan losses, in the third quarter, increased by $1.3 million to cover net charge off's and to ensure the adequacy of the Corporation's allowance for loan losses. Year-to-date provisions increased by $1 million based on the Corporation's continued evaluation of the adequacy of the loan losses. Non-performing loans totaled 1.25 percent of average total loans, down from the June 30, 2007 level of 1.39 percent and the allowance for loan losses, as a percent of total loans equaled .96 percent.

Michael C. Rechin, President and Chief Executive Officer, stated that, "The tactical execution of our 2007 plan continues to proceed as expected. Continued growth in loans and fee income combined with the refinance of our trust preferred securities, charter consolidation and tax management strategies have proven to accelerate our performance into the second half of 2007." Rechin also added, "Our management team is encouraged to have produced improved results in a difficult operating environment. We are mindful of the credit climate facing our customers and intend to balance our growth initiatives with asset quality improvement. With several organizational efforts behind us, in terms of charter consolidations and re-branding, our focus is on meeting our customers' needs and providing great service."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Thursday, October 18, 2007. To participate, dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's third quarter earnings. A replay will be available until October 25, 2007. To access replay, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 257964.

During the call, we may make Forward Looking Statements about our relative business outlook. These Forward Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).

                                     * * * *

CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               September 30,
                                                                         2007            2006
Assets
   Cash and due from banks                                          $    85,645     $    65,641
   Interest-bearing time deposits                                        22,295           8,717
   Investment securities                                                474,613         468,074
   Mortgage loans held for sale                                           4,328           3,395
   Loans                                                              2,869,001       2,641,644
      Less: Allowance for loan losses                                   (27,635)        (26,975)
                                                                     ----------      ----------
        Net loans                                                     2,841,366       2,614,669
   Premises and equipment                                                44,255          40,511
   Federal Reserve and Federal Home Loan Bank stock                      25,050          23,620
   Interest receivable                                                   25,954          23,946
   Core deposit intangibles and goodwill                                136,266         136,666
   Cash surrender value of life insurance                                70,082          63,539
   Other assets                                                          24,446          23,261
                                                                    -----------     -----------
           Total assets                                             $ 3,754,300     $ 3,472,039
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   355,339     $   324,601
     Interest-bearing                                                 2,403,836       2,369,690
                                                                    -----------     -----------
           Total deposits                                             2,759,175       2,694,291
   Borrowings                                                           620,469         419,146
   Interest payable                                                       9,170          10,236
   Other liabilities                                                     32,745          26,075
                                                                    -----------     -----------
           Total liabilities                                          3,421,559       3,149,748
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,153,828 and 18,334,811 shares          2,269           2,292
   Additional paid-in capital                                           140,642         143,688
   Retained earnings                                                    197,609         184,555
   Accumulated other comprehensive loss                                  (7,779)         (8,244)
                                                                    -----------     -----------
        Total stockholders' equity                                      332,741         322,291
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,754,300     $ 3,472,039
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended           Nine Months Ended
(In thousands)                                     September 30,               September 30,
                                                2007          2006          2007          2006
NET CHARGE OFF'S                             $    2,783    $      467    $    4,962    $    3,226

AVERAGE BALANCES
  Total Assets                               $3,696,382    $3,424,504    $3,607,367    $3,328,120
  Total Loans                                 2,835,639     2,613,805     2,768,146     2,541,589
  Total Deposits                              2,776,346     2,613,507     2,732,117     2,505,027
  Total Stockholders' Equity                    329,474       318,327       329,147       317,282

FINANCIAL RATIOS
  Return on Average Assets                          .90%          .90%          .83%          .90%
  Return on Avg. Stockholders' Equity             10.14          9.72          9.05          9.47
  Avg. Earning Assets to Avg. Assets              90.88         91.26         90.98         91.25
  Allowance for Loan Losses as %
  Of Total Loans                                    .96          1.02           .96          1.02
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .39           .07           .24           .17
  Dividend Payout Ratio                           50.00         54.76         56.56         56.56
  Avg. Stockholders' Equity to Avg. Assets         8.91          9.30          9.12          9.53
  Tax Equivalent Yield on Earning Assets           7.17          7.08          7.09          6.87
  Cost of Supporting Liabilities                   3.65          3.42          3.58          3.09
  Net Int. Margin (FTE) on Earning Assets          3.52          3.66          3.51          3.78


CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended       Nine Months Ended
                                                             September 30,           September 30,
                                                           2007      2006          2007        2006
Interest income
   Loans receivable
     Taxable                                            $ 53,081   $ 48,738     $153,930    $137,475
     Tax exempt                                              368        189          818         588
   Investment securities
     Taxable                                               3,581      3,289       10,257       9,097
     Tax exempt                                            1,613      1,645        4,925       4,905
   Federal funds sold                                         41         13          133          41
   Deposits with financial institutions                      145        144          388         390
   Federal Reserve and Federal Home Loan Bank stock          328        307          955         938
                                                        --------   --------     --------    --------
        Total interest income                             59,157     54,325      171,406     153,434
                                                        --------   --------     --------    --------
Interest expense
   Deposits                                               23,327     20,291       67,523      51,624
   Federal funds purchased                                   996        635        2,897       1,749
   Securities sold under repurchase agreements             1,195        852        2,674       2,740
   Federal Home Loan Bank advances                         3,302      2,796        9,247       8,062
   Subordinated debentures, revolving credit lines
     and term loans                                        1,802      2,067        5,840       6,078
   Other borrowings                                                      60                      202
                                                        --------   --------     --------    --------
        Total interest expense                            30,622     26,701       88,181      70,455
                                                        --------   --------     --------    --------
Net interest income                                       28,535     27,624       83,225      82,979
   Provision for loan losses                               2,810      1,558        6,057       5,013
                                                        --------   --------     --------    --------

Net interest income
   after provision for loan losses                        25,725     26,066       77,168      77,966
                                                        --------   --------     --------    --------
Other income
   Fiduciary activities                                    1,985      1,863        6,278       5,763
   Service charges on deposit accounts                     3,241      3,055        9,215       8,252
   Other customer fees                                     1,767      1,386        4,793       4,130

   Commission income                                       1,175        971        4,082       3,421
   Earnings on cash surrender value
     of life insurance                                       998        719        2,465       1,574
   Net gains and fees on sales of loans                      749        493        1,892       1,558
   Other income                                              933        348        1,693       1,145
                                                        --------   --------     --------    --------
        Total other income                                10,848      8,835       30,418      25,843
                                                        --------   --------     --------    --------

Other expenses
   Salaries and employee benefits                         14,583     14,033       44,105      41,968
   Net occupancy expenses                                  1,818      1,477        5,028       4,388
   Equipment expenses                                      1,645      2,035        5,150       5,991
   Marketing expense                                         560        586        1,700       1,424
   Outside data processing fees                              972        841        2,959       2,645
   Printing and office supplies                              394        367        1,081       1,095
   Core deposit amortization                                 789        762        2,370       2,285
   Write-off of unamortized
     underwriting expense                                                          1,771
   Other expenses                                          4,241      3,854       12,771      11,841
                                                        --------   --------     --------    --------
        Total other expenses                              25,002     23,955       76,935      71,637
                                                        --------   --------     --------    --------

Income before income tax                                  11,571     10,946       30,651      32,172
   Income tax expense                                      3,221      3,207        8,322       9,633
                                                        --------   --------     --------    --------
Net income                                              $  8,350   $  7,739     $ 22,329    $ 22,539
                                                        ========   ========     ========    ========

Per Share Data

   Basic Net Income                                          .46        .42         1.22        1.23
   Diluted Net Income                                        .46        .42         1.22        1.22
   Cash Dividends Paid                                       .23        .23          .69         .69
   Average Diluted Shares
     Outstanding (in thousands)                           18,276     18,381       18,375
18,455

CONSOLIDATED BALANCE SHEETS


(in thousands)                                     September 30,   June 30,    March 31,  December 31, September 30,
                                                       2007          2007        2007         2006         2006
Assets
   Cash and due from banks                         $    85,645  $    80,921  $    43,629  $    89,957  $    65,641
   Interest-bearing time deposits                       22,295        8,898        6,785       11,284        8,717
   Investment securities                               474,613      479,281      476,199      465,217      468,074
   Mortgage loans held for sale                          4,328        2,842        2,732        5,413        3,395
   Loans                                             2,869,001    2,806,068    2,731,140    2,692,601    2,641,644
     Less: Allowance for loan losses                   (27,635)     (27,608)     (26,819)     (26,540)     (26,975)
                                                   -----------  -----------  -----------  -----------  -----------
        Net loans                                    2,841,366    2,778,460    2,704,321    2,666,061    2,614,669
   Premises and equipment                               44,255       44,126       43,262       42,393       40,511
   Federal Reserve and Federal Home Loan Bank stock     25,050       23,822       23,691       23,691       23,620
   Interest receivable                                  25,954       21,615       21,941       24,345       23,946
   Core deposit intangibles and goodwill               136,266      137,056      137,847      138,638      136,666
   Cash surrender value of life insurance               70,082       69,111       68,360       64,213       63,539
   Other assets                                         24,446       23,383       26,047       23,658       23,261
                                                   -----------  -----------  -----------  -----------  -----------
        Total assets                               $ 3,754,300  $ 3,669,515  $ 3,554,814  $ 3,554,870  $ 3,472,039
                                                   ===========  ===========  ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   355,339  $   362,083  $   325,615  $   362,058  $   324,601
     Interest-bearing                                2,403,836    2,357,518    2,361,773    2,388,480    2,369,690
                                                   -----------  -----------  -----------  -----------  -----------
        Total deposits                               2,759,175    2,719,601    2,687,388    2,750,538    2,694,291
   Borrowings                                          620,469      587,574      497,188      440,764      419,146
   Interest payable                                      9,170       10,417       10,834        9,326       10,236
   Other liabilities                                    32,745       24,543       30,756       26,917       26,075
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities                            3,421,559    3,342,135    3,226,166    3,227,545    3,149,748
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,269        2,286        2,289        2,305        2,292
   Additional paid-in capital                          140,642      143,317      143,672      146,460      143,688
   Retained earnings                                   197,609      193,460      191,476      187,965      184,555
   Accumulated other comprehensive loss                 (7,779)     (11,683)      (8,789)      (9,405)      (8,244)
                                                   -----------  -----------  -----------  -----------  -----------
        Total stockholders' equity                     332,741      327,380      328,648      327,325      322,291
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities and stockholders' equity $ 3,754,300  $ 3,669,515  $ 3,554,814  $ 3,554,870  $ 3,472,039
                                                   ===========  ===========  ===========  ===========  ===========

NON-PERFORMING ASSETS

(in thousands)                           September 30,    June 30,    March 31,   December 31,  September 30,
                                             2007           2007        2007         2006           2006
   90 days past due                       $    3,132    $    5,203   $    4,554   $    2,870     $    4,253
   Non-accrual loans                          30,165        30,820       22,704       17,926         16,524
   Other real estate                           2,081         2,274        3,102        2,160          2,194
                                          ----------    ----------   ----------   ----------     ----------
        Total non-performing assets       $   35,378    $   38,297   $   30,360   $   22,956     $   22,971
                                          ==========    ==========   ==========   ==========     ==========

   Average total loans for the quarter    $2,835,639    $2,764,209   $2,703,134   $2,653,700     $2,613,805

   Total non-performing assets as a
     percent of average total loans             1.25%         1.39%        1.12%         .87%           .87%

   Restructured loans                     $       58    $       58   $       59   $       84     $       93



CONSOLIDATED STATEMENTS OF INCOME

                                                                             Three Months Ended
(in thousands, except share data)                     September 30  June 30,     March 31,  December 31, September 30,
                                                         2007         2007        2007         2006         2006
Interest Income
   Loans receivable
     Taxable                                           $ 53,081    $ 51,204     $ 49,645     $ 49,293     $ 48,738
     Tax exempt                                             368         249          201          240          189
   Investment securities
     Taxable                                              3,581       3,394        3,282        3,219        3,289
     Tax exempt                                           1,613       1,651        1,661        1,660        1,645
   Federal funds sold                                        41          91            1          332           13
   Deposits with financial institutions                     145         120          123          110          144
   Federal Reserve and Federal Home Loan Bank stock         328         299          328          318          307
                                                       --------    --------     --------     --------     --------
       Total interest income                             59,157      57,008       55,241       55,172       54,325
                                                       --------    --------     --------     --------     --------
Interest expense
   Deposits                                              23,327      22,390       21,806       22,690       20,291
   Federal funds purchased                                  996       1,047          854           93          635
   Securities sold under repurchase agreements            1,195         910          569          488          852
   Federal Home Loan Bank advances                        3,302       3,009        2,936        2,672        2,796
   Subordinated debentures, revolving credit
     lines and term loans                                 1,802       2,037        2,001        2,046        2,067
   Other borrowings                                                                                67           60
                                                       --------    --------     --------     --------     --------
        Total interest expense                           30,622      29,393       28,166       28,056       26,701
                                                       --------    --------     --------     --------     --------
Net interest income                                      28,535      27,615       27,075       27,116       27,624
   Provision for loan losses                              2,810       1,648        1,599        1,245        1,558
                                                       --------    --------     --------     --------     --------

Net interest income
   after provision for loan losses                       25,725      25,967       25,476       25,871       26,066
                                                       --------    --------     --------     --------     --------
Other income
   Fiduciary activities                                   1,985       2,257        2,036        1,862        1,863
   Service charges on deposit accounts                    3,241       3,091        2,883        3,010        3,055
   Other customer fees                                    1,767       1,535        1,491        1,387        1,386
   Net realized gains (losses) on sales of
     available-for-sale securities                                                    (1)          (4)
   Commission income                                      1,175       1,269        1,638          881          971
   Earnings on cash surrender value
     of life insurance                                      998         782          685          712          719
   Net gains and fees on sales of loans                     749         611          532          613          493
   Other income                                             933         221          540          309          348
                                                       --------    --------     --------     --------     --------
        Total other income                               10,848       9,766        9,804        8,770        8,835
                                                       --------    --------     --------     --------     --------

Other expenses
   Salaries and employee benefits                        14,583      14,796       14,726       14,157       14,033
   Net occupancy expenses                                 1,818       1,612        1,598        1,498        1,477
   Equipment expenses                                     1,645       1,783        1,722        1,956        2,035
   Marketing expense                                        560         653          487          508          586
   Outside data processing fees                             972       1,036          951          804          841
   Printing and office supplies                             394         388          299          401          367
   Core deposit amortization                                789         790          791          781          762
   Write-off of unamortized
     underwriting expense                                     1,771
   Other expenses                                         4,241       4,910        3,620        4,315        3,854
                                                       --------    --------     --------     --------     --------
        Total other expenses                             25,002      27,739       24,194       24,420       23,955
                                                       --------    --------     --------     --------     --------

Income before income tax                                 11,571       7,994       11,086       10,221       10,946
   Income tax expense                                     3,221       1,786        3,315        2,562        3,207
                                                       --------    --------     --------     --------     --------
Net income                                             $  8,350    $  6,208     $  7,771     $  7,659     $  7,739
                                                       ========    ========     ========     ========     ========

Per Share Data

   Basic Net Income                                    $    .46    $    .34     $    .42     $    .42     $    .42
   Diluted Net Income                                       .46         .34          .42          .42          .42
   Cash Dividends Paid                                      .23         .23          .23          .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                          18,276      18,369       18,497       18,498       18,381

FINANCIAL RATIOS
  Return on Average Assets                                  .90%        .69%         .88%         .88%         .90%
  Return on Avg. Stockholders' Equity                     10.14        7.53         9.47         9.39         9.72
  Avg. Earning Assets to Avg. Assets                      90.88       90.96        91.13        90.87        91.26
  Allowance for Loan Losses as %
  Of Total Loans                                            .96         .98          .98          .99         1.02
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                              .39         .23          .20          .25          .07
  Dividend Payout Ratio                                   50.00       67.65        54.76        56.10        54.76
  Avg. Stockholders' Equity to Avg. Assets                 8.91        9.15         9.32         9.32         9.30
  Tax Equivalent Yield on Earning Assets                   7.17        7.09         7.01         7.07         7.08
  Cost of Supporting Liabilities                           3.65        3.59         3.51         3.53         3.42
  Net Int. Margin (FTE) on Earning Assets                  3.52        3.50         3.50         3.54         3.66


LOANS


(in thousands)                                       September 30,   June 30,    March 31,   December 31,  September 30,
                                                        2007          2007        2007           2006         2006
Commercial and industrial loans                      $  626,301   $  590,345   $  557,304    $  537,305    $  497,280
Agricultural production financing and
   other loans to farmers                               113,132      103,713       97,784       100,098       104,147
Real estate loans:
   Construction                                         160,624      172,247      151,782       169,491       175,753
   Commercial and farmland                              912,063      895,301      906,726       861,429       835,403
   Residential                                          769,890      768,392      756,316       749,921       757,116
Individuals' loans for household and other
   personal expenditures                                194,181      206,435      210,578       223,504       215,237
Tax exempt loans                                         28,726       23,181       15,306        14,423        16,550
Lease financing receivables, net of unearned income       8,932        7,906        7,648         8,010         8,543
Other loans                                              55,152       38,548       27,696        28,420        31,615
                                                    -----------   ----------   ----------   ------------   ----------
                                                      2,869,001    2,806,068    2,731,140     2,692,601     2,641,644
Allowance for loan losses                               (27,635)     (27,608)     (26,819)      (26,540)      (26,975)
                                                    -----------   ----------   ----------   ------------   ----------
        Total loans                                  $2,841,366   $2,778,460   $2,704,321    $2,666,061    $2,614,669
                                                    ===========   ==========   ==========   ============   ==========



DEPOSITS


(in thousands)                                      September 30,    June 30,    March 31,   December 31,  September 30,
                                                        2007           2007        2007          2006          2006

Demand deposits                                      $  825,185   $   855,458    $ 787,538    $  883,294    $  743,154
Savings deposits                                        508,139       494,738      530,692       507,431       512,112
Certificates and other time deposits of
   $100,000 or more                                     472,842       443,355      398,061       408,910       394,724
Other certificates and time deposits                    953,009       926,050      971,097       950,903     1,044,301
                                                    -----------   -----------   ----------   -----------   -----------
        Total deposits                               $2,759,175   $ 2,719,601   $2,687,388    $2,750,538    $2,694,291
                                                    ===========   ===========   ==========   ===========   ===========

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